OPTIMUM FUND TRUST

Optimum Small-Mid Cap Growth Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated July 29, 2015

The Board of Trustees (“Board”) has approved the appointment of Columbus Circle Investors (“CCI”) and Peregrine Capital Management, Inc. (“Peregrine”) as sub-advisors to the Fund. It is currently anticipated that CCI and Peregrine will replace Columbia Wanger Asset Management, LLC (“CWAM”) and Wellington Management Company LLP (“Wellington Management”) as sub-advisors to this Fund in early to mid-April 2016.

On or about April 11, 2016, in connection with the appointment of CCI and Peregrine as sub-advisors to the Fund, the following will replace the information in the sections of the Fund’s prospectus entitled "Fund summary: Optimum Small-Mid Cap Growth Fund – What are the Fund's principal investment strategies?" and "Fund summary: Optimum Small-Mid Cap Growth Fund – Who manages the Fund? – Sub-advisors” and supersedes the information contained in the Fund’s Statutory Prospectus and any supplements filed thereafter:

What are the Fund's principal investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-market capitalization companies (80% policy). This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. As of June 30, 2015, the Russell 2000 Growth Index had a market capitalization range between $64.4 million and $4.7 billion, and the Russell Midcap Growth Index had a market capitalization range between $1.8 billion and $28.1 billion. The market capitalization ranges for these Indices will change on a periodic basis. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets the respective definition above after purchase continue to be considered either small- or mid-market-capitalization companies, as applicable, for purposes of this 80% policy. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investment Group.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's investment objective, the Fund may also invest in foreign securities, including American depositary receipts (ADRs) and other depositary receipts and shares; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company (Manager), has selected Columbus Circle Investors (CCI) and Peregrine Capital Management, Inc. (Peregrine) to serve as the Fund's sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor's share of the Fund's assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on the sub-advisor's own investment style and strategy.

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In managing its portion of the Fund's assets, CCI’s primary objective is to out-perform the  Russell 2500™ Growth Index over a full market cycle. No assurances can be given that this objective will be achieved. CCI targets small- to mid-sized businesses providing new technologies, products or services. CCI’s Positive Momentum & Positive Surprise investment philosophy is based on the premise that companies producing better than expected results will have rising securities prices, while companies producing less than expected results will not. CCI focuses its research on finding Positive Momentum & Positive Surprise, that is, companies that exceed investors’ expectations. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet its criteria of Positive Momentum & Positive Surprise. Companies whose stocks are experiencing Positive Momentum & Positive Surprise are considered attractive for purchase, and companies falling short or in line with CCI’s expectations are avoided or sold.

In managing its portion of the Fund's assets, the Peregrine investment process is designed to profit from identifying “Information Gaps,” when a stock’s underlying fundamentals are not reflected in the price of the stock. These Information Gaps exist frequently in small, rapidly growing companies, creating the potential for dramatic stock price appreciation. Accordingly, Peregrine focuses its research on companies experiencing high growth and significant fundamental change. Fundamental research is the most important aspect of Peregrine’s investment process. A key driver of the research process is one-on-one meetings with management teams. During these discussions, the team assesses four key variables:  the size of the growth opportunity; the company’s ability to manufacture, market, and sell its product or service; income statement and balance sheet quality and trends; and the credibility and capability of the management team. The process does not seek to identify companies that score top marks in all of these categories, rather the Peregrine investment team is focused on gaining a differentiated view of the company’s future earnings potential or underlying acquisition value versus the street ─ an Information Gap. The resulting portfolio is well-diversified and is structured to derive the majority of it returns through stock selection.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily   use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is nonfundamental and can be changed without shareholder approval. However, the Fund's Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund's shareholders would be given at least 60 days' notice prior to any such change.

Who manages the Fund? ─ Sub-advisors
Columbus Circle Investors (CCI)

Portfolio managers	Title with CCI	Start date on the Fund
Clifford G. Fox, CFA	Senior Managing Director, Portfolio Manager	April 2016
Michael Iacono, CFA	Managing Director, Portfolio Manager, Mid Cap	April 2016
Katerina Wasserman	Managing Director, Co-Portfolio Manager	April 2016

PS-901CCI [--] DG3 3/16                                                           2 of 4                                   PO20997

Peregrine Capital Management, Inc. (Peregrine)

Portfolio managers	Title with Peregrine	Start date on the Fund
William A. Grierson, CFA	Principal, Portfolio Manager	April 2016
Daniel J. Hagen, CFA	Principal, Portfolio Manager	April 2016
James P. Ross, CFA	Principal, Portfolio Manager	April 2016
Paul E. von Kuster, CFA	Principal, Portfolio Manager	April 2016

In addition, on or about April 11, 2016, the following will replace the information in the section of the Fund’s prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Small-Mid Cap Growth Fund":

Columbus Circle Investors (CCI) is an investment advisor located at Metro Center, 1 Station Place, 8th Floor South, Stamford, CT 06902. CCI is a Delaware general partnership established in 1975 and registered with the Securities and Exchange Commission (SEC) in 1994. CCI is a wholly-owned subsidiary of Principal Global Investors, LLC, a member of the publicly traded Principal Financial Group, Inc. (NYSE: PFG). Managing employees of CCI maintain an ownership interest in the company through their ownership interests in the holding company CCIP, LLC. As of Dec. 31, 2015, CCI had approximately $13.7 billion in assets under management. CCI has held its Fund responsibilities since April 2016.

A team of portfolio managers is primarily responsible for the day-to-day management of CCI’s allocated portion of the Fund's assets. CCI’s portfolio management team of Clifford G. Fox, CFA, Michael Iacono, CFA, and Katerina Wasserman are jointly and primarily responsible for day-to-day management of CCI’s accounts. Mr. Fox, CFA, has served as Senior Managing Director since 2000. He has served as a Portfolio Manager of CCI’s small cap portfolios since June 2002, mid cap portfolios since April 1999 and SMID portfolios since Oct. 2003.  Mr. Iacono, CFA, has served as Managing Director since 2001.  He has served as a Co-Portfolio Manager of CCI’s mid cap portfolios since March 2014 and as Co-Portfolio Manager of CCI’s SMID and small cap portfolios since 2013.  Ms. Wasserman has served as Co-Portfolio Manager of CCI’s small cap, mid cap and SMID portfolios since 2009.  Mr. Fox, Mr. Iacono and Ms. Wasserman have all held their Fund responsibilities since April 2016.

Peregrine Capital Management, Inc. (Peregrine) is an investment advisor located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402. Peregrine was founded in 1984 and predominantly serves the institutional marketplace through separately managed portfolios in addition to providing sub-advisory services for mutual funds. As of Dec. 31, 2015, Peregrine had approximately $3.3 billion in assets under management. Peregrine has held its Fund responsibilities since April 2016.

A team of portfolio managers is primarily responsible for the day-to-day management of Peregrine's share of the Fund's assets. Peregrine’s portfolio management team of William A. Grierson, CFA, Daniel J. Hagen, CFA, James P. Ross, CFA and Paul E. von Kuster, CFA, are jointly and primarily responsible for day-to-day management of Peregrine’s accounts.  Mr. Grierson, CFA, is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. Mr. Grierson joined Peregrine’s Small Cap Growth team in 2000 as a Securities Analyst. Prior to Peregrine, he was a Senior Research Analyst & Portfolio Manager with Kopp Investment

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Advisors for more than six years. Previously, he worked as a Reporting Analyst for Northern Trust. He graduated from Lawrence University in 1992. Mr. Grierson is a member of the CFA Society of Minnesota and the CFA Institute.  Mr. Hagen is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. Mr. Hagen joined Peregrine’s Small Cap Growth team in 1996 as a Research Analyst. Prior to Peregrine, he was a Managing Director and Assistant Manager for the Equity Strategy Group at Piper Jaffray. Mr. Hagen joined Piper Jaffray as a Statistical Analyst in 1983, upon graduating from the University of Minnesota. Mr. Hagen is a member of the CFA Society of Minnesota and the CFA Institute and a past board member of the Piper Jaffray Foundation. He regularly shares his financial expertise with a number of nonprofit organizations.  Mr. Ross is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. He joined Peregrine’s Small Cap Growth team in 1996 as a Senior Portfolio Advisor. Before coming to Peregrine, Mr. Ross spent six years at Norwest Investment Management (now Wells Capital Management), where he held various positions, including Chief Investment Officer and Product Manager for the Norwest Advantage Funds. He was also responsible for the analysis and oversight of the corporation’s benefit plans. He started his career working as a Treasury Analyst at Ecolab, Inc. Mr. Ross holds a BBA and an MBA from the University of Iowa. He is a member of the CFA Society of Minnesota and the CFA Institute. Mr. von Kuster is a Portfolio Manager for the Small Cap Growth style and shares the responsibility for fundamental research, stock selection and portfolio management with his team. He has been with the firm since its inception in 1984. Prior to Peregrine, Mr. von Kuster managed small cap funds for the Trust Department at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank Minnesota, N.A.). He began his career with Norwest Bank Minnesota, N.A. in 1972 after graduating from Princeton. Mr. von Kuster is a member of the CFA Society of Minnesota and the CFA Institute. Mr. W. Grierson, Mr. D. Hagen, Mr. J. Ross, and Mr. P. von Kuster have all held their Fund responsibilities since April 2016.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this supplement for future reference.

This Supplement is dated March 24, 2016.

PS-901CCI [--] DG3 3/16                                                            4 of 4                                  PO20997